EXHIBIT 10.15

                                      AMENDMENT dated as of May 15, 1998, to the
                      Credit Agreement dated as of December 5, 1996 (as amended, the "Credit Agreement"), among QUEST DIAGNOSTICS INCORPORATED (formerly known as Corning Clinical Laboratories Inc.), the BANKS listed on the signature pages thereof, NATIONSBANK, N.A., as Issuing Bank, WACHOVIA BANK OF GEORGIA, N.A., as Swingline Bank, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A. and WACHOVIA BANK OF GEORGIA, N.A., as Arranging Agents.


        WHEREAS, the Borrower has requested that the Banks agree to amend the Credit Agreement as set forth herein;

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date (as defined below) refer to the Credit Agreement as amended hereby.

        SECTION 2. Amendment to Section 1.01 of the Credit Agreement. Section
1.01 is hereby amended by the addition of the following definition in the appropriate alphabetical order:

        "Premier" means Premier Clinical Laboratory Services, L.P., a North Carolina limited partnership of which the general partner is Premier Clinical Laboratory Services, Inc., a North Carolina corporation and a subsidiary of Premier, Inc., a Delaware corporation.

        SECTION 3. Amendment to Section 5.09 of the Credit Agreement.
Section 5.09 of the Credit Agreement is hereby amended by:

               (a) deleting at the end of clause (g) thereof the word "and";

               (b) deleting from clause (h) thereof the words "the foregoing clauses of";

               (c) deleting the period at the end of clause (h) thereof and substituting therefor "; and"; and

               (d) adding at the end thereof the following clause:

                      (i) an Investment consisting of the contribution by the
               Borrower to a joint venture with a subsidiary of UPMC Health System of accounts receivable, customer lists, goodwill, and other assets that relate primarily to the Borrower's business in an area not greater than a 150-mile
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                                                                               2

               radius from Four Parkway Center, 875 Greentree Road, Pittsburgh, Pennsylvania.

               SECTION 4. Amendment to Section 5.11(c) of the Credit Agreement. Clause (ii) of the first proviso to Section 5.11(c) of the Credit Agreement is hereby amended by:

               (a) deleting in subclause (A) thereof "$5,000,000" and substituting therefor "$25,000,000";

               (b) deleting in subclause (A) thereof "(or $25,000,000, in the case of any such acquisition or series of acquisition of any Quadrant One Property)";

               (c) deleting in subclause (B) thereof "$50,000,000" and substituting therefor "$75,000,000";

               (d) deleting in subclause (B) thereof "the Effective Date" and substituting therefor "May 15, 1998"; and

               (e) inserting at the end of such clause (ii) the following: ", provided that consideration in an aggregate amount not to exceed $22,000,000 may be paid by the Borrower or any Subsidiary to acquire the clinical laboratory assets of Universal Standard Healthcare Inc. without regard to the limitations set forth in this clause (ii) and such consideration shall not count towards the limitations set forth in this clause (ii),"

Section 5.11(c) is further amended by adding at the end thereof the following sentence:

        For purposes of this Section 5.11(c), neither reference nor outsourcing arrangements (arrangements for referrals of clinical labatory testing and anatomical pathology services by hospitals to the Borrower or its Subsidiaries) nor laboratory management contracts shall constitute the acquisition of assets constituting a going concern business, but the acquisition of a hospital's outreach business (the acquisition of customer lists from a hospital pursuant to arrangements that restrict competition by such hospital with the Borrower or its Subsidiaries) shall be treated as an acquisition of assets constituting a going concern business.

        SECTION 5. Amendment to Section 6.01(k) of the Credit Agreement. Clause
(k) of Section 6.01 of the Credit Agreement is hereby amended by:

               (a) adding before the words "any person" in the second line thereof "(i)";

               (b) adding before the words "shall have acquired" in the fourth line thereof the words ", other than Premier,"; and

               (c) adding after the words "stock of the Borrower" in the eighth line thereof the words "or (ii) Premier shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the
        Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of 33% or more of the outstanding shares of common stock of the Borrower"
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                                                                               3

        SECTION 6. Representations and Warranties. The Borrower represents and warrants to each of the Banks that:

        (a) The representations and warranties set forth in the Loan Documents after giving effect to this Amendment are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

        (b) After giving effect to this Amendment, the Borrower is in compliance in all material respects with all the terms and provisions contained in the Credit Agreement and in the other Loan Documents required to be observed or performed.

        (c) After giving effect to this Amendment, no Default has occurred and is continuing.

        SECTION 7. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Agent has received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Banks.

        The Agent shall promptly notify the Borrower and the Banks of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

        SECTION 10. Miscellaneous. (a) Except as expressly set forth herein, the Credit Agreement shall continue in full force and effect in accordance with the terms and provisions thereof on the date hereof.

        (b) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

        (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.


        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                      QUEST DIAGNOSTICS INCORPORATED,

                                      by
                                           /s/ Robert A. Carothers
                                           ---------------------------
                                           Name:  Robert A. Carothers
                                           Title: Vice President and
                                           Chief Financial Officer

                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK,
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                                                                               4

                                         by
                                            /s/ Douglas Maher
                                          -------------------------
                                            Name:  Douglas Maher
                                            Title: Vice President


                                     BANK OF AMERICA ILLINOIS,

                                     by
                                          /s/ Wendy L. Loring
                                          -------------------------
                                          Name:  Wendy L. Loring
                                          Title: Vice President


                                     BANK OF MONTREAL,

                                     by
                                          /s/ Brian L. Banke
                                          -------------------------
                                          Name:  Brian L. Banke
                                          Title: Director


                                     THE BANK OF NEW YORK,

                                     by
                                          /s/ Ernest Fung
                                          -------------------------
                                          Name:  Ernest Fung
                                          Title: Vice President


                                     BANQUE PARIBAS,

                                     by
                                          /s/ David I. Canavan
                                          -------------------------
                                          Name:  David I. Canavan
                                          Title: Director

                                     by   /s/ Brett J. Mehlman
                                          -------------------------
                                          Name:  Brett J. Mehlman
                                          Title: Vice President


                                    CIBC INC.

                                    by
                                         /s/ William M. Swenson
                                          -------------------------
                                         Name:  William M. Swenson
                                         Title: Authorized Signatory


                                    CITY NATIONAL BANK,

                                    by
                                         /s/ George Hayrapetian
                                          -------------------------
                                         Name:  George Hayrapetian
                                         Title: Vice President

                                    CONTINENTAL ASSURANCE COMPANY SEPARATE
                                    ACCOUNT,

                                    by PROTECTIVE ASSET MANAGEMENT
                                    COMPANY, as Attorney-in-Fact,

                                    by
                                          /s/ Mark K. Okada
                                          -------------------------
                                          Name:  Mark K. Okada, CFA
                                          Title: Executive Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH,

                                    by
                                          /s/ Farboud Tavangar
                                          -------------------------
                                          Name:  Farboud Tavangar
                                          Title: First Vice President


                                    CYPRESS TREE INVESTMENT PARTNERS I LTD., by CYPRESS INVESTMENT
                                     MANAGEMENT CO. INC., as
                                    Portfolio Manager,

                                     by
                                          /s/ Catherine C. McDermott
                                          -------------------------
                                          Name:  Catherine C. McDermott
                                          Title: Principal


                                    THE FUJI BANK, LIMITED, NEW YORK BRANCH,

                                     by
                                          /s/ Raymond Ventura
                                          -------------------------
                                          Name:  Raymond Ventura
                                          Title: Vice President and
                                          Manager


                                    KZH-CNC CORPORATION,

                                    by
                                         /s/ Virginia Conway
                                          -------------------------
                                         Name:Virginia Conway
                                         Title: Authorized Agent


                                    KZH-PAMCO CORPORATION,

                                    by
                                         Name:
                                          -------------------------
                                         Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.,

                                                                               6
                                    by
                                         /s/ Gilles Marchand
                                          -------------------------
                                         Name:  Gilles Marchand, CFA
                                         Title: Authorized Signatory


                                    MORGAN STANLEY SENIOR FUNDING, INC.

                                    by
                                          -------------------------
                                         Name:
                                         Title:


                                    NATIONSBANK, N.A.,

                                    by
                                         /s/ Michael Audry
                                          -------------------------
                                         Name:  Michael Audry
                                         Title: Senior Vice President


                                    PAMCO CAYMAN LTD.,

                                    by   PROTECTIVE ASSET MANAGEMENT
                                         COMPANY, as
                                         Collateral Manager,

                                    by
                                         /s/ Mark K. Okada
                                          -------------------------
                                         Name:  Mark K. Okada, CFA
                                         Title: Executive Vice President


                                    THE SANWA BANK, LIMITED, NEW YORK BRANCH,

                                    by
                                         /s/ Subha Pasumarti
                                          -------------------------
                                         Name:  Subha Pasumarti
                                         Title: Assistant Vice President



                                    UNION BANK OF CALIFORNIA, N.A.,

                                    by
                                         /s/ Lynn E. Vine
                                          -------------------------
                                         Name:  Lynn E. Vine
                                         Title: Vice President


                                    VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                    INCOME TRUST,

                                    by
                                         /s/ Jeffrey W. Maillet
                                          -------------------------
                                         Name:  Jeffrey W. Maillet
                                         Title: Senior Vice President
                                         and Director
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                                                                               7

                                    THE TORONTO-DOMINION BANK,

                                    by
                                         /s/ David G. Parker
                                          -------------------------
                                         Name:  David G. Parker
                                         Title: Manager


                                    WACHOVIA BANK OF GEORGIA, N.A.,

                                    by
                                         /s/ Jane C. Deaver
                                          -------------------------
                                         Name:  Jane C. Deaver
                                         Title: Senior Vice President